Exhibit 99.1

CITIZENS COMMUNITY BANCORP, INC. DECLARES ANNUAL DIVIDEND

Eau Claire, WI (February 29, 2016) -- Citizens Community Bancorp, Inc. (the "Company") (NasdaqGM: CZWI), the parent company of Citizens Community Federal N.A. (the “Bank”), is pleased to announce that its Board of Directors on February 26, 2016, declared an annual dividend of $0.12 per share on the Company’s common stock.  The dividend is payable on March 25, 2016 to shareholders of record on March 11, 2016. Edward H. Schaefer, President and CEO, stated: "We are thrilled to be able to increase the annual dividend paid to our shareholders in fiscal 2016. The annual dividend paid in fiscal 2016 increased 50%, from $0.08 per share in fiscal 2015 to $0.12 per share in fiscal 2016."

Citizens Community Federal N.A., a wholly owned subsidiary of Citizens Community Bancorp, Inc., is a full-service national bank based in Altoona, Wisconsin, serving more than 50,000 customers in Wisconsin, Minnesota and Michigan through 16 branch locations. The Company’s stock trades on the NASDAQ Global Market under the symbol “CZWI.”  More information about Citizens Community Federal N.A. is available at www.ccf.us.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Press Release are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” “would” or the negative of those terms or other words of similar meaning. Such forward-looking statements in this Press Release are inherently subject to many uncertainties arising in the Company’s operations and business environment. These uncertainties include general economic conditions, in particular, relating to consumer demand for the Bank’s products and services; the Bank’s ability to maintain current deposit and loan levels at current interest rates; competitive and technological developments; deteriorating credit quality, including changes in the interest rate environment reducing interest margins; prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; the Bank’s ability to maintain required capital levels and adequate sources of funding and liquidity; maintaining capital requirements may limit the Bank’s operations and potential growth; changes and trends in capital markets; competitive pressures among depository institutions; effects of critical accounting estimates and judgments; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies overseeing the Bank; the Bank’s ability to implement its cost-savings and revenue enhancement initiatives including managing costs associated with its branch consolidation and new market branch growth initiatives; legislative or regulatory changes or actions or significant litigation adversely affecting the Bank; fluctuation of the Company’s stock price; the Bank's ability to attract and retain key personnel; the Bank's ability to secure confidential information through the use of computer systems and telecommunications networks; and the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company’s performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended September 30, 2015 filed with the Securities and Exchange Commission on December 7, 2015, and in Part II, Item 1A, "Risk Factors", in the Company's Form 10-Q, for the quarter ended December 31, 2015, filed with the Securities and Exchange Commission on February 8, 2016. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this Press Release or to update them to reflect events or circumstances occurring after the date of this Press Release.

Contact: Mark Oldenberg, CFO
715-836-9994